UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2019 (June 27, 2019)

SPRAGUE RESOURCES LP
(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 International Drive
Portsmouth, NH 03801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 225-1560
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing	SRLP	New York Stock Exchange
Partner Interests

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2019, Sprague Resources LP (the “Partnership”) announced the following:

(a)	Resignation of Principal Accounting Officer

On June 27, 201, R.J. Kory Arthur, Vice President, Chief Accounting Officer and the principal accounting officer, notified Sprague Resources GP LLC “(Sprague”), the Partnership’s general partner, of his intention to resign, effective as of July 12, 2019.

(b)	Appointment of Principal Accounting Officer

Upon the effectiveness of Mr. Arthur’s resignation, David Long, our Chief Financial Officer, will serve as the Partnership’s principal accounting officer in addition to continuing as our principal financial officer. Mr. Long joined Sprague in December 2018 and has served as our Chief Financial Officer since January 2019. Prior to Sprague, Mr. Long served as Senior Vice President with Kinetico Incorporated, a subsidiary of Axel Johnson, Inc., in which he was responsible for Kinetico’s marketing, sales and business development activity in North America from June 2013 until December 2018. From February 2008 through June 2013, Mr. Long served as Senior Vice President & Chief Financial Officer of Kinetico where he led the finance and accounting organization. From 1998 through 2008, Mr. Long held a variety of roles at Sprague, most recently as Managing Director of Sales, Refined Products.  Mr. Long holds a Master of Finance degree from Boston College and a Bachelor’s degree from the University of Maine.

No new compensatory arrangements were entered into with Mr. Long in connection with his appointment as principal accounting officer. There are no family relationships between Mr. Long and any director or executive officer of the Partnership. Mr. Long has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer
& Secretary

Dated: July 1, 2019